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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                             ----------------------


Date of Report (Date of earliest event reported) September 7, 1999 Commission File Number 0-23155


                                 TRIMERIS, INC.
                           (Exact name of registrant)


         Delaware                                   56-1808663
    (State of organization)             (I.R.S. Employer Identification Number)


         4727 University Drive, Suite 100, Durham, North Carolina 27707
              (Address of principal executive offices and zip code)

                                 (919) 419-6050
                         (Registrant's telephone Number)

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
ITEM 5.  OTHER EVENTS

             Trimeris, Inc. incorporates herein by reference the information contained in the press release filed as Exhibit 99 to this Current Report.


ITEM 7.  EXHIBITS

         EXHIBIT NO.
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                  99    Press Release by Trimeris, Inc., dated September 7, 1999

                                    SIGNATURE
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             Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         TRIMERIS, INC.


                                         By: /s/ Dani P. Bolgnesi
                                            ---------------------
                                            Dani P. Bolognesi
                                            Chief Executive Officer and
                                            Chief Scientific Officer


Dated:  September 10, 1999